UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2005
HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8198 Commission File Number)	86-1052062 (IRS Employer Identification Number of Registrant)

2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of registrant	60070 (Zip Code)
Registrant’s telephone number, including area code
847/564-5000
Not Applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
      HSBC Finance Corporation, formerly known as Household International, Inc. (“Household”) and successor by merger to Household Finance Corporation (“HFC”), is amending selected items of HFC’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Original Report”), as set forth in the exhibit hereto, to reflect the restatement of HFC’s consolidated financial statements for the period March 29, 2003 through December 31, 2003. On December 15, 2004, HFC was merged with and into Household. Upon the merger, all obligations of HFC became obligations of Household and Household changed its name to “HSBC Finance Corporation.” Prior to the merger, both HFC and Household filed periodic reports, including separate consolidated financial statements, with the Securities and Exchange Commission (the “SEC”). As a result of the merger, only the surviving entity, HSBC Finance Corporation, continues as a reporting entity. Because HFC no longer exists as a separate reporting entity, the consolidated financial statements contained herein have not been audited and are provided for informational purposes only.
      As previously reported, HSBC Finance Corporation and HFC have restated all reported periods since the acquisition of Household by HSBC Holdings plc (“HSBC”) on March 28, 2003 to eliminate hedge accounting on all hedging relationships outstanding on that date and certain fair value swaps entered into after that date. The restatement is solely the result of the failure to satisfy certain technical requirements of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities.”
      On March 31, 2005, HSBC Finance Corporation filed amended Quarterly Reports on Form 10-Q/ A for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 to reflect all adjustments relating to the restatement of the periods covered by such reports. In addition, the Annual Report on Form 10-K for the year ended December 31, 2004 filed by HSBC Finance Corporation on February 28, 2005 includes all adjustments relating to the restatement for all such prior periods. The restatement had a slightly different impact on the financial statements of HFC and Household as of and for the periods prior to the merger. Accordingly, HSBC Finance Corporation is filing this Current Report on Form 8-K to reflect the restatement of HFC’s consolidated financial statements for the period March 29, 2003 through December 31, 2003.
      HSBC Finance Corporation has not attempted to modify or update the disclosures in HFC’s Original Report except as required to give effect to the restatement. Additionally, the information included herein does not purport to provide a general update or discussion of any other developments at HSBC Finance Corporation or HFC after the date of the original filing. As a result, the information included herein may contain forward-looking information that has not been updated for events subsequent to the date of the original filing, and all information contained in the herein and the Original Report is subject to updating and supplementing as provided in the periodic reports that HFC filed with the SEC after the original filing date of the Original Report and through the date of the merger of HFC with and into Household.
Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits
(a)     Financial statements of businesses acquired.
      Not applicable.
(b)     Pro forma financial information.
      Not applicable.
(c)     Exhibits.

99	Amendments to selected items included in Household Finance Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION,

By:	/s/ P. D. Schwartz

Name: Patrick D. Schwartz

Title:	Vice President, Deputy General Counsel — Corporate & Assistant Secretary
Dated: July 1, 2005

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